Supplement dated December 17, 2003

to the Prospectus
dated September 15, 2003
for
Individual Flexible Premium Deferred Variable
Annuity Contracts
issued by
COUNTRY Investors Life Assurance Company and its
COUNTRY Investors Variable Annuity Account

This supplement describes certain information about
 the individual flexible premium deferred variable annuity contract (the "Contract") included in the above referenced prospectus (the "Prospectus"). Please read this supplement carefully.

As of December 17, the T. Rowe Price Equity Series,
Inc. - Mid-Cap Growth Subaccount (the "MCG Subaccount") is no longer available for investment under the Contract.
This means the MCG Subaccount is no longer available to receive premium payments and amounts transferred from the other Subaccounts and the Declared Interest Option.

If you have any questions concerning the closing of the MCG Subaccount or your Contract, please do not hesitate to call your representative or our Variable
Product Service Center toll-free, at 1-888-349-4658.